3613958v3
                   SECURITIES AND EXCHANGE COMMISSION

                          Washington, DC 20549


                                FORM 8-K

                             CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report: April 23, 2003



                      THE PHOENIX GROUP CORPORATION
         (Exact name of registrant as specified in its charter)


     Delaware            000-20354               23-2596710


  (State or other   (Commission File No.)      (IRS Employer
  jurisdiction of                              Identification
  incorporation)                                  Number)


    801 E. Campbell Rd., Suite 450, Richardson, Texas  75081
     (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: 214-382-3630


                        Not Applicable.
 (Former name or former address, if changed since last report)





Item 4.  Changes In Registrant's Certifying Accountant

     (a)  Previous Independent Accountants.

           (i)   On  September  19, 2001, King Griffin  &  Adamson,  P.C.
resigned   as   The   Phoenix  Group  Corporation's  (the   "Registrant")
independent accountants.

           (ii) The audits of the financial statements of the Registrant for the fiscal years ended December 31, 2001 and December 31, 2000 have not been completed.

           (iii) During the Registrant's fiscal years ended December 31, 2000 and December 31, 2001 and any subsequent interim period preceding the resignation, there were no disagreements with King Griffin & Adamson, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of King Griffin & Adamson, P.C., would have caused King Griffin & Adamson, P.C. to make reference to the subject matter of the disagreement(s) in connection with its reports.

           (iv) During the periods listed in item (iii) above, there have been no "reportable events" (as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

          (v) The Registrant was notified of the resignation of the ind-ependent accountants in a letter dated September 19, 2002, a copy of which was sent to the Office of the Chief Accountant of the Securities and Exchange Commission. A copy of the letter from King Griffin & Adamson, P.C. is attached hereto as an exhibit.

          (vi) As of April 14, 2003, the firm of Smith, Jackson, Boyer & Bovard, P. L. L. C. agreed to become the independent accounts for the Registrant. The address of the firm is 9400 NCX, Suite 420, 9400 Central Expressway, Dallas, Texas 75231-5063.



ITEM 7.  Financial Statements and Exhibits

     On August 21, 2002, The Phoenix Group Corporation ("Phoenix") filed a petition in bankruptcy seeking protection under Chapter 11 of the federal bankruptcy statutes. On August 23, 2002, Phoenix' shares were deleted from the Eligible List of the OTC Bulletin Board, although its shares have been traded in the NDQS "Pink Sheets" on occasion since then. At the time of its bankruptcy filing, Phoenix had not filed its Form 10-QSB for the period ending June 30, 2002, and had not yet amended its Forms 10-KSB for the periods ending December 31, 2000, and December 31, 2001, to provide audited financial statements for these periods. Phoenix' September 27, 2002, Form 8-K disclosed that King Griffin & Adamson, P.C. had resigned as Phoenix' auditor and that the firm had not yet completed audits of financial statements for these periods. Phoenix did, however, provide unaudited financial statements in its 2000 and 2001 year end filings. Other than these and other Forms 8-K reporting events relative to the bankruptcy, Phoenix has made no annual or periodic filings subsequent to its Form 10-QSB filed for the period ended March 31, 2002. Nor has Phoenix solicited proxies or held a shareholder meeting.

     Phoenix has filed monthly reports with the United States Bankruptcy Court for the Northern District of Texas [Ft. Worth Division] pursuant to Bankruptcy Rule 2015 providing financial and other information relating to its financial condition and business prospects. Copies of each of these monthly reports are provided as exhibits to this filing, and will be provided as exhibits to Forms 8-K to be filed until such time as either a Plan of Reorganization is approved or this bankruptcy proceeding is otherwise terminated.

     Phoenix  did not make a request for a "no-action" position from  the
Commission's Division of Corporate Finance seeking comfort for its failure to make annual or periodic filings or authority to make modified reporting under the guidelines set out in Exchange Act Release No. 9660 (June 1972), and does not intend to do so now. While Phoenix could make admittedly late quarterly filings for the period since March 31, 2002, its current auditors, Smith, Jackson, Boyer & Bovard, P.L.L.C. have advised the company that they cannot audit the company's financial records for periods after December 31, 1999, making provision of complete annual filings impossible.

Phoenix anticipates seeking approval of its Plan of Reorganization during 3Q 2003. If the Plan submitted is approved, Phoenix will seek a "fresh start" audit opinion as to its post-Plan financial statements and will make annual and periodic filings on Form 10-KSB and Form 10-QSB, along with any other necessary filings, thereafter.

     (a)  Financial Statements -

(1)  The Phoenix Group Corporation, Monthly Operating Report, Aug 2002
(2)  The Phoenix Group Corporation, Monthly Operating Report, Sep 2002
(3)  The Phoenix Group Corporation, Monthly Operating Report, Sep 2002
(4)  The Phoenix Group Corporation, Monthly Operating Report, Nov 2002
(5)  The Phoenix Group Corporation, Monthly Operating Report, Dec 2002
(6)  The Phoenix Group Corporation, Monthly Operating Report, Jan 2003
(7)  The Phoenix Group Corporation, Monthly Operating Report, Feb 2003
(8)  Americare Management, Inc., Monthly Operating Report, Aug 2002
(9)  Americare Management, Inc., Monthly Operating Report, Sep 2002
(10) Americare Management, Inc., Monthly Operating Report, Oct 2002
(11) Americare Management, Inc., Monthly Operating Report, Nov 2002
(12) Americare Management, Inc., Monthly Operating Report, Dec 2002
(13) Americare Management, Inc., Monthly Operating Report, Jan 2002
(14) Americare Management, Inc., Monthly Operating Report, Feb 2002
(15) Lifeline Home Health Services, Inc., Monthly Operating Report, Dec 2002
(16) Lifeline Home Health Services, Inc., Monthly Operating Report, Jan 2003
(17) Lifeline Home Health Services, Inc., Monthly Operating Report, Feb 2003
(18) Lifeline Home Health Services, Inc., Monthly Operating Report, Mar 2003

     (b)  Pro Forma Financial Information- Not Applicable

     (c)  Exhibits-

(1)  Letter dated September 19, 2002 from King Griffin & Adamson

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                         THE PHOENIX GROUP CORPORATION




Dated: April 23, 2003
                         /s/_______________________
			 J. Michael Poss, President


                                                  EXHIBIT 1


             [King Griffin & Adamson Letterhead]



September 19, 2002


Mr. Ronald Lusk
President
The Phoenix Group Corporation
801 East Campbell Road, Suite 345
Richardson, Texas 75081

Dear Mr. Lusk:

This is to confirm that the client-auditor relationship between The Phoenix Group Corporation (Commission File
Number 000-20354) and King Griffin & Adamson P.C. has ceased.

Sincerely,


/s/ King Griffin & Adamson P.C.

King Griffin & Adamson P.C.